UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2022

NEW JERSEY RESOURCES CORPORATION
(Exact Name of registrant as specified in its charter)

New Jersey	001-08359	22-2376465
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road
Wall, New Jersey	07719
(Address of Principal Executive Offices)	(Zip Code)

(732) 938-1480
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 par value	NJR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

NJR $150,000,000 Term Loan Credit Agreement

On February 8, 2022, New Jersey Resources Corporation (“NJR”), as borrower, and certain of NJR’s subsidiaries, as guarantors, entered into a $150,000,000 Term Loan Credit Agreement, dated as of February 8, 2022 (the “Term Loan Credit Agreement”) with PNC Bank, National Association, as Lender.  Proceeds of the Term Loan Credit Agreement will be used for general corporate purposes of NJR.

Borrowings under the Term Loan Credit Agreement bear interest, at NJR’s option, at a rate per annum equal to (i) either (a) the Term SOFR Rate plus 85 basis points (0.85%) or (b) the Daily Simple SOFR plus ten basis points (0.10%) or (ii) a fluctuating rate per annum equal to the Base Rate. All capitalized terms used herein and not defined have the meaning as set forth in the Term Loan Credit Agreement.

The Term Loan Credit Agreement contains representations, warranties, covenants, conditions and defaults customary for transactions of this type, including but not limited to: (a) a maximum leverage ratio (consolidated total indebtedness to consolidated total capitalization as defined in the Term Loan Credit Agreement), of 0.70 to 1.00 at any time; (b) limitations on liens and incurrence of debt, investments, mergers and asset dispositions, and the use of the proceeds of the Term Loan Credit Agreement; (c) requirements to preserve corporate existence, and comply with laws; and (d) default provisions, including defaults for non-payment, breach of representations and warranties, insolvency, non-performance of covenants, cross-defaults and guarantor defaults. The occurrence of an event of default under the Term Loan Credit Agreement could result in all loans and other obligations of NJR becoming immediately due and payable and the Term Loan Credit Agreement being terminated.

A copy of the Term Loan Credit Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. The foregoing summary of the Term Loan Credit Agreement is qualified in its entirety by reference to the text of the Term Loan Credit Agreement filed herewith.

NJR and its affiliates regularly engage the bank listed above to provide other banking services. This engagement was negotiated at arm’s length.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	$150,000,000 Term Loan Credit Agreement, dated as of February 8, 2022, by and among NJR, the guarantors thereto and PNC Bank, National Association, as Lender.
104	Cover page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: February 11, 2022	By:	/s/ Roberto F. Bel
Roberto F. Bel
Senior Vice President and
Chief Financial Officer